                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                 Craig Anderson

does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent and any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

/s/ Craig Anderson                        dated as of October 23, 2013.
----------------------------------------
Craig Anderson

                                   APPENDIX A

                       FORETHOUGHT LIFE INSURANCE COMPANY

Power of Attorney dated as of October 23, 2013
Filed on Form N-4
File Numbers:

333-182946
333-191097

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               Mary L. Cavanaugh

does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as her agent and any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

/s/ Mary L. Cavanaugh                          dated as of October 23, 2013.
---------------------------------------------
Mary L. Cavanaugh

                                   APPENDIX A

                       FORETHOUGHT LIFE INSURANCE COMPANY

Power of Attorney dated as of October 23, 2013
Filed on Form N-4
File Numbers:

333-182946
333-191097

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                David K. Mullen

does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent and any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

/s/ David K. Mullen                            dated as of October 22, 2013.
---------------------------------------------
David K. Mullen

                                   APPENDIX A

                       FORETHOUGHT LIFE INSURANCE COMPANY

Power of Attorney dated as of October 22, 2013
Filed on Form N-4
File Numbers:

333-182946
333-191097

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Michael Reardon

does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent and any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

/s/ Michael Reardon                            dated as of October 23, 2013.
---------------------------------------------
Michael Reardon

                                   APPENDIX A

                       FORETHOUGHT LIFE INSURANCE COMPANY

Power of Attorney dated as of October 23, 2013
Filed on Form N-4
File Numbers:

333-182946
333-191097

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                   Eric Todd

does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent and any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

/s/ Eric Todd                                  dated as of October 22, 2013.
---------------------------------------------
Eric Todd

                                   APPENDIX A

                       FORETHOUGHT LIFE INSURANCE COMPANY

Power of Attorney dated as of October 22, 2013
Filed on Form N-4
File Numbers:

333-182946
333-191097